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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                    January 26, 1998
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

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COLLECTIONS:                                                                                    For Month of:
                                                                                                December 1998
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Principal Collections: Total Pool                                                               $371,813,133.06

Interest Collections
         Regular Pool                                                                             $4,136,885.87
         Concentration Pool                                                                         $288,760.49
              ==============================                                                    ===============
              Interest Collections: Total Pool                                                    $4,425,646.36

Investment Proceeds
         Regular Pool                                                                                $36,886.21
         Concentration Pool                                                                           $3,184.84
              ==============================                                                    ===============
               Total Investment Proceeds:  Total Pool                                                $40,071.05

Series 1996-1: Yield Supplement Deposit Amount                                                            $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                               Calculated as of
              month using recalculated prior month ending balances.)                            November 30, 1997
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               65.55%
              Series 1996-1                                                                                0.00%
              Series 1996-2                                                                               34.45%
         Concentration Pool
              Series 1995-1                                                                              100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               60.16%
              Series 1996-1                                                                                0.00%
              Series 1996-2                                                                               31.83%
         Concentration Pool
              Series 1995-1                                                                               70.39%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               na
              Series 1996-1                                                                               na
              Series 1996-2                                                                               na
         Concentration Pool
              Series 1995-1                                                                               na

Excess Transferor Percentage
         Regular Pool                                                                                      2.32%
         Concentration Pool                                                                               17.53%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                   As of last day of:
                                                                                                December , 1997
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Series 1994-1 Initial Principal Amount: Class A                                                 $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                  $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1994-1 Principal Distributed to Investors                                                          $0.00
Series 1994-1 Principal Funding Account Balance                                                           $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1994-1 Invested Amount                                                                   $333,000,000.00
Series 1994-1 outstanding Principal Balance                                                     $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                    $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1995-1 Principal Distributed to Investors                                                          $0.00
Series 1995-1 Principal Funding Account Balance                                                           $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1995-1 Invested Amount                                                                             $0.00
Series 1995-1 outstanding Principal Balance                                                               $0.00

Series 1996-1 Initial Funded Amount                                                              $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                               $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                           $50,000,000.00
Series 1996-1 Funded Amount                                                                               $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1996-1 Principal Distributed to Investors                                                          $0.00
Series 1996-1 Principal Funding Account Balance                                                           $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1996-1 Invested Amount                                                                             $0.00
Series 1996-1 outstanding Principal Balance                                                               $0.00

Series 1996-2 Initial Principal Amount: Class A                                                 $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                   $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1996-2 Principal Distributed to Investors                                                          $0.00
Series 1996-2 Principal Funding Account Balance                                                           $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                           $0.00
Series 1996-2 Invested Amount                                                                   $175,000,000.00
Series 1996-2 outstanding Principal Balance                                                     $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                As of:
                                                                                                December 31, 1997
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Series 1994-1: Class A                                                                                     1.00000000
Series 1994-1: Class B                                                                                     1.00000000
Series 1996-2: Class A                                                                                     1.00000000
Series 1996-2: Class B                                                                                     1.00000000
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POOL BALANCE:                                                                                   For Month of:
                                                                                                December , 1997
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Pool Balance, beginning of month
         Regular Pool                                                                           $549,845,471.82
         Concentration Pool                                                                      $35,517,792.14
              ==============================                                                    ===============
              Total Pool                                                                        $585,363,263.96

Pool Balance, end of month
         Regular Pool                                                                           $607,375,088.10
         Concentration Pool                                                                      $43,132,512.34
              ==============================                                                    ===============
              Total Pool                                                                        $650,507,600.44

Pool Balance, average
         Regular Pool                                                                           $571,698,036.11
         Concentration Pool                                                                      $36,968,660.89
              ==============================                                                    ===============
              Total Pool                                                                        $608,666,697.00
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REGULAR POOL DISTRIBUTIONS                                                                      As of:
                                                                                                January 26, 1998
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                      $0.00
              Series 1994-1: Class B                                                                      $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                      $0.00
              Series 1996-2: Class B                                                                      $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                              $1,683,897.40
              Series 1994-1: Class B                                                                 $87,333.89
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                $881,102.34
              Series 1996-2: Class B                                                                 $40,291.93

Regular Pool Transferors Interest                                                                    $96,085.81

Interest Shortfall
              Series 1994-1: Class A                                                                      $0.00
              Series 1994-1: Class B                                                                      $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                      $0.00
              Series 1996-2: Class B                                                                      $0.00

Servicing Fee
              Series 1994-1                                                                         $275,431.27
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                         $145,833.33

Reserve Fund Deposit Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                              As of:
                                                                                                January 26, 1998
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Investor Default Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Carry Over Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Amount Distributed not including Excess Distribution to Transferor                                $3,209,975.96

Unreimbursed Charge-off Amounts                                                                           $0.00

Non-use Fee (Series 1996-1)                                                                           $4,305.56
Increased Cost Amounts (Series 1996-1)                                                                    $0.00

Previously waived servicing fee
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Excess Distributed to Transferor                                                                    $959,490.57

Total Distributed                                                                                 $4,173,772.09

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                       $5.31197917
              Series 1994-1 Class B                                                                       $5.45836806
              Series 1996-1                                                                               $0.00000000
              Series 1996-2 Class A                                                                       $5.26031250
              Series 1996-2 Class B                                                                       $5.37225694
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RESERVE FUNDS                                                                                   As of:
                                                                                                January 26, 1998
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Series 1994-1
              Balance                                                                             $1,665,000.00
              Deficiency Amount                                                                           $0.00

Series 1995-1
              Balance                                                                                     $0.00
              Deficiency Amount                                                                           $0.00

Series 1996-1
              Balance                                                                               $250,000.00
              Deficiency Amount                                                                           $0.00

Series 1996-2
              Balance                                                                               $875,000.00
              Deficiency Amount                                                                           $0.00
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CHARGE OFFS                                                                                     As of:
                                                                                                December 31, 1997
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Defaulted Receivables                                                                                     $0.00
Investor Default Amount                                                                                   $0.00
Deficiency Amount                                                                                         $0.00
Draw Amount                                                                                               $0.00
Investor Charge-Off's                                                                                     $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                        As of:
                                                                                                December 31, 1997
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Required Subordinated Amount
              Series 1994-1                                                                      $22,387,470.68
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                       $8,846,808.83

Available Subordinated Amount
              Series 1994-1                                                                      $22,387,470.68
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                       $8,846,808.83
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EXCESS RECEIVABLES                                                                              As of:
              To be used in the following month's computations.                                 December 31, 1997
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                     $107,656,333.90
              Finance Hold Receivables                                                            $2,507,740.00
              Auction Advantage Program                                                                   $0.00
              Delayed Payment Program                                                               $148,888.00
              Payment Agreements                                                                    $197,916.51

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                     $227,677,660.15
              Finance Hold Receivables                                                                    $0.00
              Auction Advantage Program                                                          $32,525,380.02
              Delayed Payment Program                                                            $13,010,152.01
              Payment Agreements                                                                    $500,000.00

Total unallocated Excess Receivables                                                              $2,507,740.00

Allocated Excess Receivables
              Series 1994-1                                                                       $1,643,816.29
              Series 1995-1                                                                          $13,555.01
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                         $850,368.69
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DELINQUENCIES                                                                                   As of:
                                                                                                December 31, 1997
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30 Day Delinquencies in excess of $1,000                                                        $          0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                 As of:
                                                                                                December 31, 1997
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Series 1994-1
              outstanding Principal Balance                                                     $333,000,000.00
              Regular Pool Balance                                                              $607,375,088.10
              Subordination Percentage                                                                     5.50%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                65.55118110%
              Excess Funding Amount                                                                       $0.00

Series 1995-1
              Outstanding Principal Balance                                                               $0.00
              Concentration Pool Balance                                                         $43,132,512.34
              Subordination Percentage                                                                     9.25%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                               100.000000%
              Excess Funding Amount                                                                       $0.00

Series 1996-1
              outstanding Principal Balance                                                               $0.00
              Regular Pool Balance                                                              $607,375,088.10
              Subordination Percentage                                                                    10.00%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                 0.00000000%
              Excess Funding Amount                                                                       $0.00

Series 1996-2
              outstanding Principal Balance                                                     $175,000,000.00
              Regular Pool Balance                                                              $607,375,088.10
              Subordination Percentage                                                                     4.00%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                34.44881890%
              Excess Funding Amount                                                                       $0.00
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ASSET COMPOSITION EVENTS:                                                                       For Month of:
                                                                                                December 26, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                                                0.00%
              Test Value                                                                                  50.00%
              Event                                                                                     none

Total Pool: 12 month test                                                                                  0.00%
              Test Value                                                                                  25.00%
              Event                                                                                     none

Series 1995-1: 2 month test                                                                              n/a
              Test Value                                                                                 n/a
              Event                                                                                      n/a

Series 1995-1: 12 month test                                                                             n/a
              Test Value                                                                                 n/a
              Event                                                                                      n/a
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SERIES 1995-1 SUBORDINATION:                                                                    For Month of:
                                                                                                December , 1997
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                      13,555.01
              Class IV Receivables                                                                    75,097.90
              Unreviewed Receivables                                                              11,592,873.10
              Rejected Receivables                                                                         0.00

ISA Percentage
               Excess Receivables                                                                        100%
               Class IV Receivables                                                                       25%
               Unreviewed Receivables                                                                     25%
               Rejected Receivables                                                                      100%

Incremental Subordinated Amount: Total                                                             2,930,547.76

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                             0.00
              + Incremental Subordinated Amount                                                    2,930,547.76
                                                                                                   2,930,547.76

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                          4,288,849.81
               - Required Draw Amount (previous DD)                                                       $0.00
               - Reserve Fund w/d (on previous DD)                                                         -
               + portion of Excess Interest to Transferor (previous DD)                               97,609.56
               - Incremental Subordination Amount (previous DD)                                   (1,740,640.44)
               + Incremental Subordination Amount (current DD)                                     2,930,547.76
               - Subord % of change in EFA (since previous DD)                                             -
              Ending ASA:                                                                          2,930,547.76

(4) Reserve Fund Balance                                                                                  -
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                        For Month of:
                                                                                                December , 1997
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(1) Available Subordinated Amount (ASA)                                                                  n/a
               Required Subordinated Amount (RSA)                                                        n/a
               Test Event: ASA less than  RSA                                                            n/a

(2) Servicer Default                                                                                     n/a

(3) Principal not Repaid by Expected Final Pmt Date                                                      n/a
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SERIES 1995-1 MEGADEALERSHIPS                                                                   For Month of:
                                                                                                December , 1997
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Dealership Groups in excess of 30% of Receivables: Group 15                                     $ 11,799,520.01
Test Value                                                                                        12,939,753.70
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SERIES 1995-1 DISTRIBUTIONS                                                                     As of
                                                                                                January 26, 1998
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Excess Transferor's Percentage x Interest Collections                                                 85,509.90
Monthly Interest to Investors                                                                              -
Interest Shortfall                                                                                         -
Monthly Servicing Fee (1%)                                                                                 -
Reserve Fund Deposit Amount                                                                                -
Investor Default Amount                                                                                    -
Carry-Over Amount                                                                                          -
Amount Distributed                                                                                         -
Unreimbursed  Charge-off Amounts                                                                           -
Previously waived Servicing Fee                                                                            -
Excess Interest Distributed to Transferor                                                            206,435.43
              Total Distributed                                                                      291,945.32

Total Distributed to WOFCO                                                                           291,945.32

Charge-offs:
              Defaulted Receivables                                                                        -
              Investor Default Amount                                                                      -
              Deficiency Amount                                                                            -
              Draw Amount                                                                                  -
              Investor Charge-Offs                                                                         -
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